Share-based compensation - Disclosure of detailed information about options, valuation assumptions (Details)	12 Months Ended
	Dec. 31, 2020 Month $ / shares	Dec. 31, 2019 Month $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Dividend per share	1.00%	1.00%
Expected volatility	39.00%	34.00%
Risk-free interest rate	0.30%	2.00%
Expected life | Month	46	49
Weighted average share price	$ 13.51	$ 13.51
Weighted average fair value of options granted	$ 3.56	$ 3.41